Nobilis Health Receives NYSE American Notice Regarding Low Selling Price Issues HOUSTON, June 5, 2019 /PRNewswire/ -- Nobilis Health Corp. (NYSE American: HLTH) (“Nobilis” or the “Company”) announced today that on May 30, 2019, it received notice from the NYSE American LLC (the “NYSE American”) that the Company is not in compliance with the continued listing standards set forth in Section 1003(f)(v) of the NYSE American Company Guide regarding low selling price issues. Specifically, the notice stated that the Company’s common shares have been selling for a low per share price for a substantial period of time and, pursuant to Section 1003(f)(v) of the NYSE American Company Guide, the Company’s continued listing is predicated on it effecting a reverse stock split of its common shares or otherwise demonstrating a sustained price improvement within a reasonable period of time, which the NYSE American determined to be no later than November 30, 2019. The notice further stated that as a result of the foregoing, the Company has become subject to the procedures and requirements of Section 1009 of the NYSE American Company Guide, which could, among other things, result in the initiation of delisting proceedings. The Company intends to monitor the market price of its common shares and is reviewing all available options. The Company’s common shares will continue to be listed on the NYSE American during this period, subject to the Company’s compliance with other continued listing standards, including as discussed below. As previously reported, on November 15, 2018, the Company received a notice from the NYSE American that the Company was not in compliance with the NYSE American’s continued listing standards under the timely filing criteria established in Section 1007 of the NYSE American Company Guide, as a result of the Company’s failure to timely file its Quarterly Report on Form 10-Q for the three months ended September 30, 2018. On May 16, 2019, the Company received notice from the NYSE American that NYSE Regulation has accepted the Company’s plan to regain compliance with the continued listing standards set forth in Sections 134 and 1101 of the NYSE American Company Guide and granted an extension of the plan period through August 31, 2019, subject to periodic review by NYSE Regulation for compliance with adherence to the milestones set forth in the Company’s plan. As a result, the listing of the Company’s common shares on the NYSE American is being continued pursuant to an extension during the plan period. If the Company is not in compliance with the continued listing standards set forth in by August 31, 2019, or if the Company does not make progress consistent with the plan during the plan period, NYSE Regulation may initiate delisting proceedings as appropriate. As the Company has previously stated, additional time is required for the Company and its auditor to complete their review of the Company’s financial statements in order to finalize the delinquent filings. The Company is re-evaluating the Net Realizable Value on its Accounts Receivable and intends to make a significant adjustment to the carrying value of accounts receivable, primarily on out of network claims greater than 365 days old. The final adjustment is subject to the completion of the Company’s and auditor’s review. About Nobilis Health Corp. Nobilis Health (www.NobilisHealth.com) is a full-service healthcare development and management company, with multiple locations across Texas and Arizona, including hospitals, ambulatory surgery centers, and clinics. In addition, Nobilis Health partners with facilities across the country. Nobilis Health’s business model connects patients with physicians and delivers the highest quality healthcare. Forward-Looking Statements This press release contains certain forward-looking statements within the meaning of Canadian and United States securities laws, including the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts and may be identified by the use of words such as “may,” “believe,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan” or “continue.” These forward-looking statements, including statements about our compliance with the continued listing standards of the NYSE American Company Guide, are based on current plans and expectations and are subject to a number of risks, uncertainties and other factors which could significantly affect current plans and expectations and our future financial condition and results. These factors, which could cause actual results, performance and achievements to differ materially from those anticipated, include, but are not limited to our continued listing on the NYSE American; the future market price of the Company’s common shares; our ability to successfully maintain effective internal controls over financial reporting; our ability to implement our business strategy, manage the growth in our business, and integrate acquired businesses; the risk of litigation and investigations, and liability claims for damages and other expenses not covered by insurance; the risk that payments from third-party payers, including government healthcare programs, may decrease or not increase as costs increase; adverse developments affecting the medical practices of our physician limited partners; our ability to maintain favorable relations with our physician limited partners; our ability to grow revenues by increasing case and procedure volume while maintaining profitability at the Nobilis facilities; failure to timely or accurately bill for services; our ability to compete for physician partners, patients and strategic relationships; the risk of changes in patient volume and patient mix; the risk that laws and regulations that regulate payments for medical services made by government healthcare programs could cause our revenues to decrease; the risk that contracts are cancelled or not renewed or that we are not able to enter into additional contracts under terms that are acceptable to us; and the risk of potential decreases in our reimbursement rates. The foregoing are significant factors we think could cause our actual results to differ materially from expected results. However, there could be additional factors besides those listed herein that also could affect us in an adverse manner. We have not undertaken any obligation to publicly update or revise any forward-looking statements. All of our forward-looking statements speak only as of the date of the document in which they are made or, if a date is specified, as of such date. Subject to any mandatory requirements of applicable law, we disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any changes in events, conditions, circumstances or information on which the forward-looking statement is based. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing factors and other risks identified in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission, including but not limited to the risk factors discussed therein.

Contact Information: Brandon Moreno Chief Financial Officer (281) 925-0950